Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 12, 2025, is between MINGTENG INTERNATIONAL CORPORATION INC., an exempted company incorporated under the laws of the Cayman Islands, with headquarters located at Lvhua Village, Luoshe Town, Huishan District, Wuxi, Jiang Su Province, China 214189 (the “Company”), and each of the investors identified on the signature pages hereto (each a “Buyer” and collectively the “Buyers”).

WITNESSETH

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to 15,000,000 Class A ordinary shares of par value of $0.00001 each, of the Company (the “Class A Ordinary Shares”) at a purchase price per share of $1.00 (the “Purchase Price”) in the respective amounts set forth on each Buyer’s signature page hereof (the “Subscription Amount”);

WHEREAS, the Class A Ordinary Shares sold pursuant to this Agreement are collectively referred to herein as the “Securities”; and

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the provisions of Regulation D/Regulation S under the Securities Act (or a successor rule) (“Regulation D” and “Regulation S”, respectively) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

(a) Purchase of Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer, severally but not jointly, agrees to purchase from the Company at the Closing(s) (as defined below) the Securities in amounts corresponding with the Subscription Amount set forth on each Buyer’s the signature page hereof.

(b) Closing Dates. The date and time of each closing of the purchase of the Securities by the Buyer(s) and that the Purchase Price for the Securities is paid by Buyer pursuant to terms of this Agreement (each a “Closing”) shall be 10:00 a.m., New York time, within two (2) Business Days of the date hereof at such location as may be agreed to by the parties (including via exchange of electronic signatures) on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer) (each a “Closing Date”). As used in this Agreement, the term “Business Day” means any day other than a Saturday, a Sunday, a legal holiday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay-at-home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such day.

(c) Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on or prior to each Closing Date, (i) the Buyer(s) shall pay the Purchase Price for the Securities , to be issued and sold to it at such, by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities , and (ii) the Company shall deliver such Securities to the Buyer(s), against delivery of such Purchase Price.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date:

(a) Investment Purpose. As of each Closing Date, the Buyer is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents (as defined below) and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto)) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the Class A Ordinary Shares (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended). No Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(b) Investor Status. At the time that such Buyer was offered the Securities, it was not, and as of the date hereof it is not, an “U.S. Person” within the meaning of Regulation S, or was and is an “accredited investor” within the meaning of Regulation D, 501(a) promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Accredited Investor / Non-U.S. Person Certification attached as Exhibit A to this Agreement, and will submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d) Information. The Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) Organization; Authority. Such Buyer, if applicable, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(f) Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g) Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(g) and who is an “accredited investor” within the meaning of Regulation D, 501(a), (d) the Securities are sold pursuant to Rule 144 or other applicable exemption, or (e) the Securities are sold pursuant to , and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

(h) Legends. The Buyer understands that until such time as the Securities have been registered under the Securities Act or may be sold pursuant to Rule 144, Rule 144A under the Securities Act, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR APPLICABLE EXCEPTIONS THEREFROM.”

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable Class A Ordinary Shares without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable Class A Ordinary Shares to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (”DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides the Legal Counsel Opinion (as defined below) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(i) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(k) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending on the first anniversary of such date. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Buyer.

(l) Neither the SEC nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of the Transaction Documents. The Transaction Documents have not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense.

(m) The Buyer and its advisors, if any, have reviewed the SEC Reports through Closing.

(n) In evaluating the suitability of an investment in the Company, the Buyer has not relied upon any representation or other information (oral or written) other than as stated in the Transaction Documents or as contained in documents so furnished to the Buyer or its advisors, if any, by the Company in writing.

(o) The Buyer is unaware of, is in no way relying on, and did not become aware of the offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(p) The Buyer has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(q) The Buyer , either alone or together with its advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto.

(r) The Buyer is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Buyer has relied on the advice of, or has consulted with, only its own advisors.

(s) The Buyer understands and agrees that purchase of the Securities is a high-risk investment, and the Buyer is able to afford an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Buyer must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Securities to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books.

(t) The Buyer has adequate means of providing for such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time.

(u) The Buyer is aware that an investment in the Securities involves a number of very significant risks and has carefully read the Transaction Documents and, in particular, the matters under the caption “Risk Factors” in the Company’s most recent annual report on Form 20-F for the fiscal year ended December 31, 2024 filed with the SEC on April 30, 2025, and in the Company’s other SEC Reports and understands any of such risk may materially adversely affect the Company’s operations and future prospects.

(v) The Buyer represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws, if applicable, in connection with the offering of Securities as described in the Transaction Documents;

(w) The Buyer has significant prior investment experience, including investment in non-listed and non-registered securities. The Buyer has sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Buyer’s overall commitment to investments which are not readily marketable is not excessive in view of the Buyer’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Buyer;

(x) The Buyer is satisfied that it has received adequate information with respect to all matters which it or its advisors, if any, consider material to its decision to make this investment;

(y) The Buyer acknowledges that any and all estimates or forward-looking statements or projections provided to the Buyer by the Company and included in the Transaction Documents were prepared in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(z) No oral or written representations have been made, or oral or written information furnished, to the Buyer or its advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the SEC Reports;

(aa) Within five (5) days after receipt of a request from the Company, the Buyer will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(bb) The Buyer acknowledges that if he or she is a registered representative of the Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

(cc) The Buyer understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before any Closing notwithstanding prior receipt by the Buyer of notice of acceptance of the Buyer’s subscription.

(dd) The Buyer agrees not to issue any public statement with respect to the offering, Buyer’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

(ee) The Buyer acknowledges that the information contained in the Transaction Documents or otherwise made available to the Buyers is confidential and non-public and agrees that all such information shall be kept in confidence by the Buyer and neither used by the Purchaser for the Buyer’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Buyer’s subscription may not be accepted by the Company; provided, however, that (a) the Buyer may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Buyer with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

(ff) Other than with respect to the transactions contemplated herein, since the earlier to occur of: (i) the time that the Buyer was first contacted by the Company regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Buyer nor any affiliate of the Buyer which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Buyer’s investments or trading or information concerning such Buyer’s investments, including in respect of the Securities, or (z) is subject to the Buyer’s review or input concerning such affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any person acting on behalf of, or pursuant to, any understanding with such Buyer or Trading Affiliates effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby makes the representations and warranties set forth below to The Buyer as of the date hereof and as of each Closing Date, except as set forth in the SEC Reports (as defined below):

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to each Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement (including the exhibits attached hereto) and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Securities is duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non- assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the articles of incorporation, bylaws, certificate of incorporation or formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any shares, capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable laws, rules and regulations of the Cayman Islands) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e) Consents. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Class A Ordinary Shares in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the shareholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), mult-inational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Equity Capitalization.

(i) Authorized and Outstanding Shares. As of the date hereof, the authorised share capital of the Company is $50,000 divided into 4,997,909,000.00 Class A ordinary shares of par value of $0.00001 each and 2,091,000.00 Class B ordinary shares of par value of $0.00001 each (the “Class B Ordinary Shares”), of which 4,766,054 Class A Ordinary Shares and 2,091,000 Class B Ordinary Shares are issued and outstanding.

(ii) Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and non-assessable. None of the Securities will be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue Class A Ordinary Shares or other securities to any Person (other than the Buyers). All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the board of directors or others is required for the issuance and sale of the Securities.

(g) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). The Company is not and has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or threatened, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(i) Compliance. Neither the Company nor any of its PRC Subsidiaries: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its PRC Subsidiaries under), nor has the Company or any of its PRC Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. A “PRC Subsidiary” means a Subsidiary formed under the laws of the PRC.

(j) Regulatory Permits. The Company and its PRC Subsidiaries possess all certificates, licenses, authorizations approvals, clearances, consents, registration and permits issued by the appropriate federal, state, local or foreign regulatory authorities applicable to the Company (“Applicable Laws”) necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (each, an “Authorization”), and neither the Company nor any of its PRC Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Authorization or the noncompliance with any ordinance, law, rule or regulation applicable to the Company. The Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or body or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations or has any knowledge that any such entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any material noncompliance with or violation of any Applicable Laws by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any governmental body or entity.

(k) Title to Assets. The Company and its PRC Subsidiaries have good and marketable title to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its PRC Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its PRC Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its PRC Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its PRC Subsidiaries are in compliance.

(l) Intellectual Property. The Company and its PRC Subsidiaries have, or have rights to use all patents, patent applications, and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as otherwise disclosed in the SEC Reports, neither the Company nor any of its PRC Subsidiaries has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement except where such action would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its PRC Subsidiaries has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights or any of the Company’s products or planned products as described in the SEC Reports violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its PRC Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(n) Listing and Maintenance Requirements. The Class A Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Class A Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company is, and has no other reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Class A Ordinary Shares are currently eligible for electronic transfer through DTC or another established clearing corporation and the Company is current in payment of the fees to DTC (or such other established clearing corporation) in connection with such electronic transfer.

(o) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or any of its agents or counsel with any information that it believes constitutes material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Buyer will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Buyer regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that Buyer does not make or have made any representations or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 2 hereof.

(p) No Integrated Offering. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

(q) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its PRC Subsidiaries each (i) has made or filed all federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any PRC Subsidiary know of no basis for any such claim. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(r) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Buyer and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(s) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(t) Accountants. To the knowledge and belief of the Company, the Company’s accounting firm as set forth in the SEC Reports (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2025.

(u) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(v) Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

(w) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(x) Certain Fees. No brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(y) OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on its behalf, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Russia, Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions.

(z) Bad Actor Disqualification.

(i) No Disqualification Events. With respect to the Shares to be offered and sold hereunder, if any, in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent and the Purchaser a copy of any disclosures provided thereunder.

(ii) Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares and (ii) who is subject to a Disqualification Event.

(iii) Notice of Disqualification Events. The Company will notify the Placement Agent in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this offering.

4.	COVENANTS OF THE COMPANY.

(a) Use of Proceeds. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company.

(b) Form D; Blue Sky Laws. If applicable, the Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

(c) Legal Counsel Opinions. Upon the request of the Buyer from to time to time, the Company shall be responsible (at the Buyer’s cost) for promptly supplying to the Company’s transfer agent and the Buyer a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Securities by the Buyer or its affiliates, successors and assigns is exempt from the registration requirements of the Securities Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Securities are not then registered under the Securities Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied). The Company hereby agrees that it may never take the position that it is a “shell company” in connection with its obligations under this Agreement or otherwise.

5.	COVENANTS OF THE BUYER.

(a) Beneficial Ownership Report. If appliable, each Buyer shall timely file Schedule 13D or Schedule 13G (as applicable, the “Schedule”) under Rule 13d-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the SEC in connection with its acquisition of the Securities. Each Buyer confirms and acknowledges that it is solely such Buyer’s obligation to determine whether a Schedule is due and to file the Schedule, and the Company is under no obligation to assist any Buyer with such filing or provide any advice to any Buyer in connection therewith whatsoever.

(b) Lock-Up Obligation. In connection with the purchase of the Securities, the Buyer hereby irrevocably covenants and agrees that, without the prior written consent of the Company, the Buyer shall not, for a period commencing on and including the date of this Agreement and ending one hundred eighty (180) days after the closing of the Offering (the “Lock-Up Period”): (a) offer, sell, pledge, contract to sell, purchase any option to sell, grant any option for the purchase of, lend, or otherwise directly or indirectly dispose of any Securities purchased hereunder; (b) enter into any swap, hedge, or other arrangement transfers to another, in whole or in part, any of the economic risk or benefits of ownership of such Securities, whether settled by delivery of Class A Ordinary Shares, other securities, cash, or otherwise; or (c) publicly announce any intention to undertake any of the transactions described in clauses (a) or (b) above. The Buyer further consents to the placement of stop transfer instructions with the Company’s transfer agent and registrar to enforce the restrictions described herein. The restrictions set forth in this Section 5(b) shall apply notwithstanding any other provision herein permitting the transfer or resale of the Securities, and shall terminate automatically upon the expiration of the Lock-Up Period, after which any transfer or resale shall be governed by Section 2(g) and Section 2(c).

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Securities to each Buyer at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed each of the Transaction Documents (including the exhibits attached hereto and thereto), to which it is a party and delivered the same to the Company.

(b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Securities being purchased by such Buyer at each Closing by wire transfer of immediately available funds.

(c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Securities at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party.

(b) The Class A Ordinary Shares shall not have been suspended, as of each Closing Date, by the SEC or the Principal Market from trading on the Principal Market.

8.	TERMINATION.

In the event that the Closing shall not have occurred with respect to all the Buyers within five (5) Business Days after the total purchase price have been delivered by all the Buyers to the Company due to Company’s failure to deliver the Transaction Documents or satisfy the conditions to each Closing, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Securities shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next-day international delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	MINGTENG INTERNATIONAL CORPORATION INC.
Lvhua Village, Luoshe Town, Huishan District, Wuxi, Jiangsu Province, China 214189 Attn: Yingkai Xu Telephone: Email:

With Copy to:	Ortoli Rosenstadt LLP 366 Madison Avenue, 3rd Floor New York, NY 10017 Telephone: Attn: Mengyi “Jason” Ye, Esq. Yarona Yieh, Esq. E-Mail:

If to a Buyer, to its address and e-mail address as set forth on the signature page hereof.

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

MINGTENG INTERNATIONAL CORPORATION INC.

By:	/s/ Yingkai Xu
Name:	Yingkai Xu
Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

(Amount of Subscription in USD)	(Name of Buyer – Please type or print)

(Signature and, if applicable, Office)

(Address of Buyer)

(City, State/Province, Zip code/Postal Code of Buyer)

(Country of Buyer)

(Email Address of Buyer)

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